Event After the Balance Sheet Date	12 Months Ended
Mar. 31, 2020
Event After the Balance Sheet Date [Abstract]
EVENT AFTER THE BALANCE SHEET DATE

22. EVENTS AFTER THE BALANCE SHEET DATE

On June 1, 2020, the Company made an additional $1.0 million investment in Stimunity by subscribing to 2,479 ordinary shares, upon Stimunity's achievement of certain agreed milestones. This additional investment increased the Company's ownership of Stimunity to 44%.

In April 2020, one of Portage’s portfolio companies received $0.6 million dollars as a legal settlement for a dispute it had with a vendor while developing one of its products.

In May 2020, the Company made an additional $0.4 million investment in Saugatuck. The Company’s ownership did not change with the additional investment. The Company is due to make an additional $0.3 million investment in Saugatuck during the second half of calendar year 2020.

The Company entered into a license agreement with D5 Pharma Inc. ("D5") for certain rights from SunnyBrook Research Institute related to certain inventions and technology related to the identification and characterization of aptamers for $0.4 million which was paid in May 2020. At the Company's option, it can pay an additional $0.2 million in consideration for D5's research, discover and production of certain aptamers. The Company will use the licensed technology to develop and commercialize products. Additionally, the Company will pay D5 CAD$29.1 million per product upon the completion of agreed regulatory milestones. The license will expire on a country-by-country and product-by-product basis on the later of the fifteenth anniversary of the first sale of a product or the last date on which there are valid claims covering the products. In further consideration of the rights granted, beginning with the Company's first commercial sale of the developed products, the Company will also pay an annual earned royalty in the low single digits on net sales of licensed products, subject to certain customary reductions. The license became effective on May 12, 2020 upon the signing of a Right of Exclusive Option in the even that D5 becomes insolvent.

On June 5, 2020, the Company effected a reverse stock split. All share and per share information included in the consolidated financial statements have been retroactively adjusted to reflect the impact of the reverse stock split. The shares of ordinary shares authorized remained at an unlimited number of ordinary shares without par value.

On June 16, 2020, the Company issued 698,145 ordinary shares for gross proceeds of $6.8 million, including $2.0 million from two of the Company’s directors, in a non-brokered private placement.

On June 25, 2020, the Company's stockholders approved the 2020 Stock Option Plan (the "2020 Plan") which permits the directors to fix the option exercise price and to issue stock options under the plan as they see fit.

In July 2020, the Company repaid the $1 million advance from a board member of the Company. See Note 18.